U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  October 13, 2005


                               ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
         (Former name or former address, if changed since last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR
      240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Effective October 13, 2005, by written consent, the Board of Directors of the Company amended Article II, Section 10 of the Company's Amended and Restated Bylaws ("Bylaws") to delete the second paragraph of Section 10. The language in that paragraph implied that the Company's shares have cumulative voting rights, while the Company's Amended & Restated Articles of Incorporation clearly state that they do not and would preempt any inconsistent language in the Bylaws. The Board amended the Bylaws to delete the inconsistent language.


Item 9.01. Financial Statements and Exhibits

(d)
The following items are furnished as exhibits to this report:

3.1   ADA-ES, Inc. Amended and Restated Bylaws


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	         ADA-ES, Inc.
						                 Registrant

Date:  October 13, 2005                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                             Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
-----------               -----------------

3.1   ADA-ES, Inc. Amended and Restated Bylaws